EXHIBIT 99.1

NEITHER THIS NOTE NOR ANY SECURITIES THAT MAY BE ACQUIRED UPON CONVERSION OF THE FACE AMOUNT HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT.  PURSUANT TO TREASURY REGULATION §1.1275-3(b)(1), __________, A REPRESENTATIVE OF THE BORROWER HEREOF WILL, BEGINNING TEN DAYS AFTER THE ISSUE DATE OF THIS NOTE, PROMPTLY MAKE AVAILABLE TO THE HOLDER UPON REQUEST THE INFORMATION DESCRIBED IN TREASURY REGULATION §1.1275-3(b)(1)(i). __________ MAY BE REACHED AT TELEPHONE NUMBER (__) ___-____.

NEW LEAF BRANDS, INC.

PROMISSORY NOTE

$______.00	_______ ___, 2010

FOR VALUE RECEIVED, NEW LEAF BRANDS, INC., a Nevada corporation (the “Company” or “Maker”), having an address at One De Wolf Road Suite 208, Old Tappan, New Jersey 07675, hereby promises to pay to the order of _________________________, its successors and/or assigns (any of which is hereinafter referred to as “Holder” or “Payee”), at ______________, in lawful money of the United States, the sum of _______________ Dollars and No Cents ($__________.00) (the “Face Amount”) on the Maturity Date.  This Note was issued for an original issue discount of _______________ Dollars and No Cents ($__________.00) (the “OID Amount”). This Note and notes of like tenor (collectively, the “Notes”) have been issued pursuant to the terms of that certain Note and Warrant Purchase Agreement, dated as of September __, 2010, among the Company and the purchasers signatory thereto (the “Purchase Agreement”).

Upon payment in full of the Face Amount of this Note (or conversion thereof pursuant to Section 2) and accrued penalty interest thereon, and payment in full of all other amounts payable under this Note, if any, this Note and Maker’s obligations hereunder shall be discharged and fully satisfied.  This Note may not be prepaid without the Holder’s consent.  Each payment by Maker pursuant to this Note shall be made without setoff or counterclaim.  This Note is guaranteed by the Subsidiaries pursuant to the terms of the Purchase Agreement.

1.           Definitions.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

“Bridge Financing” means the private placement by the Company of this Note and other notes of like tenor (collectively, the “Notes”) in an aggregate Face Amount of up to $2,272,727 and warrants to purchase up to 2,727,272 shares of common stock.

“Company” has the meaning set forth in the preamble to this Note.

“Event of Default” has the meaning set forth in Section 5.

“Face Amount” has the meaning set forth in the preamble to this Note.

“Fundamental Transaction” has the meaning set forth in Section 2.B.

“Holder” has the meaning set forth in the preamble to this Note.

“Maker” has the meaning set forth in the preamble to this Note.

“Maturity Date” means the three month anniversary of the issuance of this Note.

“Maximum Rate” has the meaning set forth in Section 3.C.

“Notes” has the meaning set forth in the preamble.

“OID Amount” has the meaning set forth in the preamble to this Note.

“Payee” has the meaning set forth in the preamble to this Note.

“Purchase Agreement” has the meaning set forth in the preamble.

“Qualified Offering” means a financing transaction prior to or on the Maturity Date whereby the Company’s raises aggregate gross proceeds of at least $1,750,000 at a per unit price in excess of $____.

“Requirements” has the meaning set forth in Section 4.A.vi.

2.           Conversion.  If, at any time prior to or on the Maturity Date, the Company consummates a Qualified Offering, all of the outstanding Face Amount of this Note shall, without further act at the closing of such Qualified Offering, convert into securities identical to those being sold in the Qualified Offering, at a conversion price equal to the price of the securities sold in the Qualified Offering. The Company shall deliver to Holder (A) notice of the Qualified Offering and (B) the offering documents relating to the Qualified Offering, at the same time that the Company delivers the offering documents to other potential investors in the Qualified Offering.

3.           Interest.

A.           Original Issue Discount.  This Note was issued for an original issue discount equal to the OID Amount, subject to Section 3.C below.  No interest payments shall be made on this Note prior to the Maturity Date.

B.           Penalty Interest.  If this Note is not repaid on the Maturity Date, the rate of interest applicable to the unpaid Face Amount shall be eighteen percent (18%) per annum from the Maturity Date until the date of repayment, subject to Section 3.C below.

C.           Maximum Rate.  If it is determined that, under the laws relating to usury applicable to Maker or the indebtedness evidenced by this Note, the OID Amount, the penalty interest charges and all other amounts payable by Maker in connection herewith or in connection with any other document or instrument executed and delivered in connection herewith cause the effective interest rate applicable to the indebtedness evidenced by this Note to exceed the maximum rate allowed by law (the “Maximum Rate”), then such effective interest shall be recalculated for the period in question at the Maximum Rate and the Holder may elect to take any action to cause this Note and the payments hereunder to comply with applicable law, including, without limitation, applying all or any portion of the amount paid to the Face Amount, refunding all or any portion of the amount paid, postponing the Maturity Date and/or reducing the Face Amount.

4.           Covenants of Company.

A.           Affirmative Covenants.  The Company hereby covenants that so long as any amount remains outstanding and unpaid under this Note, unless otherwise consented to in writing by a majority in Interest of the Holders:

i.           the Company and its Subsidiaries will promptly pay and discharge all taxes, assessments and governmental charges or levies imposed upon them or upon their income and profits, or upon any properties belonging to it before the same shall be in default; provided, however, that the Company and its Subsidiaries shall not be required to pay any such tax, assessment, charge or levy which is being contested in good faith by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles;

ii.           the Company and its Subsidiaries will preserve their corporate existence and continue to engage in business of the same general type as conducted as of the date hereof;

iii.           the Company and its Subsidiaries will maintain at all times, preserve, protect and keep their property used in the conduct of their business in good repair, working order and condition, and make all needful and proper repairs, renewals, replacements and improvement thereof as shall be reasonably required in the conduct of its business;

iv.           the Company and its Subsidiaries will, at all times, keep true and correct books, records and accounts reflecting all of their business affairs and transactions in accordance with generally accepted accounting principles;

v.           the Company and its Subsidiaries will promptly give notice in writing to the Holder of (a) the occurrence of any default or Event of Default (as hereinafter defined) under this Note or of any default under any other material instrument or agreement to which it is a party; (b) commencement of any litigation, proceeding, investigation or dispute which may exist at any time between the Company or its Subsidiaries and any governmental regulatory body which might substantially interfere with the normal business operations of the Company or its Subsidiaries; (c) commencement of any litigation or proceeding affecting the Company or its Subsidiaries in which the amount involved is $50,000 or more and not covered by insurance or in which injunctive or similar relief is sought; and (d) a material adverse change in the business, operations, prospects, property or financial or other condition of the Company or its Subsidiaries; and

the Company and its Subsidiaries will comply in all respects with all statutes, laws, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (“Requirements”) of all governmental bodies, departments, commissions, boards, courts, companies or associations insuring the premises, uthorities, officials, or officers, which are applicable to the Company and its Subsidiaries or their property, except wherein the failure to comply would not have a material adverse effect on the Company or its Subsidiaries or their prospects, financial condition or properties; provided that nothing contained herein shall prevent the Company or its Subsidiairies from contesting the validity or the application of any Requirements.
B.           Negative Covenants.  The Company hereby covenants that so long as any amount remains outstanding and unpaid under this Note, unless otherwise consented to in writing by a majority in interest of the Holders:

i.           the Company will not declare or pay any dividends or redeem or repurchase any outstanding equity and/or debt securities of the Company, or securities convertible or exercisable for equity and/or debt securities of the Company; and

ii.           the Company will not, and the Company will not permit any of its Subsidiaries to, effect, directly or indirectly, in one or more related transactions,  any merger or consolidation of the Company with or into another Person, or sell, directly or indirectly, in one or a series of related transactions, all or substantially all of its assets, or consummate, directly or indirectly, in one or more related transactions, a business combination (including, without limitation, a stock purchase, reorganization, recapitalization, spin-off or scheme of arrangement) with another person (not including a migratory merger) whereby such other person acquires more than 50% of the outstanding voting capital stock of the Company.

5.           Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default” hereunder:

A.           the failure by the Company to pay the Face Amount of this Note or any accrued penalty interest thereon when due; or

B.           any representation of the Company set forth herein, in the Purchase Agreement or in the other Transaction Documents shall have been false or misleading in any material respect when made; or

C.           default by the Company in the observance or performance of any of the covenants or agreements contained in Section 4.A.ii, 4.A.v, 4.A.vi or 4.B; or

D.           default by the Company in the observance or performance of any other covenant or agreement contained herein, in the Purchase Agreement or in the other Transaction Documents, and such default shall remain unremedied for a period of ten (10) days after notice has been given to the Company to cure such default or, if such breach is not capable of being cured in 10 days, if cure is not commenced within 10 days and diligently prosecuted to completion; or

E.           if the Company shall (i) default in the payment of principal or interest on any material obligation for borrowed money (other than the Notes), or for the deferred purchase price of property, beyond the period of grace, if any, provided with respect thereto or (ii) default in the performance or observance of any other term, condition or agreement contained in any such material obligation or in any agreement relating thereto, and the holder or holders of such obligation (or a trustee on behalf of such holder or holders) causes such obligation to become due prior to its stated maturity; or

F.           final judgment for the payment of money in excess of $150,000 shall be rendered against the Company and the same shall remain undischarged for a period of thirty (30) days during which execution of such judgment shall not be effectively stayed; or

G.           (i) the Company shall suspend or discontinue its business or commence any case, proceeding or other action (a) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) applying for the appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or shall make a general assignment for the benefit of its creditors; (ii) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause (i) above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property, which case, proceeding or other action (x) results in the entry of an order for relief or (y) remains undismissed, undischarged or unbonded for a period of sixty (60) days; (iii) the Company shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the acts set forth in this clause (i) or (ii) above; or (iv) the Company shall generally not, or shall be unable to, pay its debts as they become due or shall admit in writing its inability to pay its debts as they come due.

Upon the occurrence of an Event of Default, Holder may by notice to the Company take any or all of the following actions, without prejudice to the rights of the holder of any other Note to enforce its claims against the Company: (i) declare the Face Amount of this Note and any accrued but unpaid penalty interest thereon, and all other amounts payable under this Note, to be due and payable, whereupon the same shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, (ii) exercise any other remedies available at law or in equity, including specific performance of any covenant or other agreement contained in this Note; provided, that upon the occurrence of any Event of Default referred to in Section 4.G, then (without prejudice to the rights and remedies otherwise specified herein) automatically, without notice, demand or any other act by Holder, the Face Amount of this Note and any accrued but unpaid penalty interest thereon, and all other amounts payable under this Note, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company, anything contained in this Note to the contrary notwithstanding.  No remedy conferred in this Note upon Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereinafter existing at law or in equity or by statute or otherwise.

6.           Miscellaneous.

A.           No provision of this Note shall alter or impair the obligation of Maker, which is absolute and unconditional, to pay the Face Amount of this Note and accrued penalty interest thereon at the place, at the times, at the rates, and in the currency herein prescribed.

B.           If default is made in the payment of this Note, Maker shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

C.           Maker and each other party liable herefor, whether principal, endorser, guarantor or otherwise, jointly and severally hereby (i) waive presentment, demand, protest, notice of dishonor and/or protest, notice of non-payment and all other notices or demands in connection with the delivery, acceptance, performance, default, enforcement or guaranty of this Note, (ii) waive recourse to suretyship defenses generally, including extensions of time, releases of security and other indulgences which may be granted from time to time by Holder to Maker or any party liable herefor, and (iii) agree to pay all costs and expenses, including reasonable attorneys fees, in connection with the enforcement or collection of this Note.

D.           Holder shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder, and no waiver whatsoever shall be valid unless in writing, signed by Holder, and then only to the extent therein set forth.  The making of any demands or the giving of any notices by Holder or a waiver by Holder of any right and/or remedy hereunder on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy which Holder would otherwise have on any future occasion.  All rights and remedies of Holder shall be cumulative and may be exercised singly or concurrently.

E.           Subject to compliance with any applicable securities laws, this Note and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, by Holder upon five (5) days written notice to Maker.

F.           The terms and provisions hereof shall be discharged upon payment in full of the Face Amount of this Note (or conversion thereof pursuant to Section 2) and accrued penalty interest thereon, and payment in full of all other amounts payable under this Note, if any.  Any instrument taken by Holder in payment of, or for application against, any obligation of Maker or any other party liable herefor shall not operate as a discharge of such obligation until the instrument is finally paid, notwithstanding the fact that a bank may be the maker, drawer or acceptor of such instrument.

G.           This Note shall be governed and construed in accordance with the internal law of the State  of New York without giving effect to choice of law principles.  MAKER AND EACH OTHER PARTY LIABLE HEREFOR, IN ANY LITIGATION IN WHICH HOLDER SHALL BE AN ADVERSE PARTY, WAIVES TRIAL BY JURY, WAIVES THE RIGHT TO CLAIM THAT A FORUM OR VENUE SPECIFIED HEREIN IS AN INCONVENIENT FORUM OR VENUE AND WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, DEDUCTION OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, AND IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE NEW YORK STATE SUPREME COURT, COUNTY OF NEW YORK, AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER FURTHER AGREES TO ACCEPT AND ACKNOWLEDGE SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED UPON IT IN ANY  SUCH SUIT, ACTION OR PROCEEDING BY CERTIFIED MAIL TO THE ADDRESS AS SET FORTH ON THE COVER OF THIS NOTE.

IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

NEW LEAF BRANDS, INC.

By:	___________________________________
Name:
Title: